UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |_|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                        GREEN MOUNTAIN POWER CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4)  Proposed maximum aggregate value of transaction:


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     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:


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     (3)  Filing Party:


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     (4)  Date Filed:


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

                         [LOGO OF GREEN MOUNTAIN POWER]

                        GREEN MOUNTAIN POWER CORPORATION
                                 163 Acorn Lane
                           Colchester, Vermont 05446

                                                                  March 28, 2003

To Our Shareholders:

      You are cordially invited to attend the 2003 Annual Meeting of Shareholders. The meeting will be held on Thursday, May 15, 2003, at the Elley-Long Music Center at St. Michael's College, 223 Ethan Allen Drive, Colchester, Vermont 05446. As the meeting will begin promptly at 10:00 a.m., please plan to arrive earlier.

      Directions to the Elley-Long Music Center at St. Michael's College: From I-89 Northbound, take Exit 15, turn right at the end of the ramp onto Route 15. Go past St. Michael's College and Vermont National Guard Base. At next light, turn left into Fort Ethan Allen. Take 2nd right onto Ethan Allen Avenue. The Center is on your left. There is no Exit 15 Southbound off I-89, so you should take Exit 14 East, follow ramp onto Williston Road, then take the ramp to rejoin I-89 North, take Exit 15 and proceed as above.

      The proxy, which follows this letter, gives you the opportunity to cast your vote for the election of two Class II members to the Board: Merrill O. Burns and Christopher L. Dutton.

      Directors and Officers are expected to be available before and after the meeting to speak with you. During the meeting, we will answer your questions regarding our business affairs and will consider the matters explained in the notice and proxy statement that follows.

      Please fill in your vote, sign and return the enclosed proxy as soon as possible, whether or not you plan to attend the meeting. Your vote is important.

      Thank you for your continued interest in and support of Green Mountain Power Corporation.

Sincerely,


/s/ Nordahl L. Brue                                    /s/ Christopher L. Dutton

Nordahl L. Brue                                        Christopher L. Dutton
Chair,                                                 President and
Board of Directors                                     Chief Executive Officer

                                                                  March 28, 2003

                    Notice of Annual Meeting of Shareholders

To the Shareholders of
Green Mountain Power Corporation:

      We will hold the Annual Meeting of Shareholders of Green Mountain Power Corporation, a Vermont corporation, at the Elley-Long Music Center at St. Michael's College, 223 Ethan Allen Drive, Colchester, Vermont, on Thursday, May 15, 2003, at 10:00 a.m., Eastern Daylight Savings Time. The meeting's purposes are to:

      1.    Elect two Directors; and

      2. Consider any other matters which may properly come before the meeting and any adjournments thereof.

      Only shareholders of record of common stock at the close of business on March 20, 2003, are entitled to receive notice of and to vote at the meeting. A list of the shareholders entitled to vote will be available at the meeting for examination by any shareholder for any purpose germane to the meeting. The list will also be available on the same basis beginning April 1, 2003, at our principal office, 163 Acorn Lane, Colchester, Vermont 05446.

      To assure your representation at the meeting, please fill in your vote, sign and mail the enclosed proxy as soon as possible. We have enclosed a return envelope, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors.


                                                /s/ Donald J. Rendall, Jr.
                                                -------------------------------
                                                Donald J. Rendall, Jr.
                                                Secretary

                      PLEASE VOTE - YOUR VOTE IS IMPORTANT

                                 PROXY STATEMENT

                        GREEN MOUNTAIN POWER CORPORATION
                                 163 Acorn Lane
                           Colchester, Vermont 05446

                          -----------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 15, 2003

                          -----------------------------

                                                                  March 28, 2003

                             PROXY AND SOLICITATION

      The accompanying proxy is solicited on behalf of the Board of Directors of Green Mountain Power Corporation (the "Company" or "GMP") for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 15, 2003, and at any and all adjournments thereof. This proxy statement and the accompanying form of proxy are being sent to the shareholders on or about March 28, 2003.

      The cost of soliciting proxies by the Board of Directors will be borne by the Company, including the charges and expenses of brokers and others for sending proxy materials to beneficial owners of Common Stock. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone, by facsimile, by telegraph, or by certain of the Company's employees, without compensation therefor. The Company has retained Mellon Investor Services LLC to assist in the solicitation of proxies at an estimated cost of $5,500, plus reimbursement of reasonable out-of-pocket expenses.

      Shareholders who execute proxies retain the right to revoke them by notifying the Corporate Secretary by mail at the above address or in person at the Annual Meeting before they are voted. A proxy in the accompanying form, when it is returned properly executed, will be voted at the Annual Meeting in accordance with the instructions given, and if no instructions are given, the proxy will be voted in accordance with the recommendation of the Board of Directors.

                       STOCK OUTSTANDING AND VOTING RIGHTS

      On March 20, 2003, the record date for the Annual Meeting, the Company had 4,961,957 outstanding shares of Common Stock, which is the only class of stock entitled to vote at the Annual Meeting. Each holder of record of Common Stock on the record date is entitled to one vote for each share of Common Stock so held.

      The affirmative vote of a plurality of the shares represented at the Annual Meeting is required for the election of Class II Directors. Abstentions and broker non-votes will not be counted as votes For or Against.

      The shares of Common Stock represented by each properly executed proxy will be voted at the Annual Meeting in accordance with the instructions given. If no instructions are given and the proxy is executed, the shares will be voted FOR the election of all of the nominees as directors. The Board of Directors knows of no other matters for consideration at the meeting. If any other matters are properly presented, the persons appointed in the enclosed proxy have discretionary authority to vote in accordance with their best judgment.

                   SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table lists, as of December 31, 2002, information relating to the ownership of the Company's Common Stock by Certain Beneficial Owners.

--------------------------------------------------------------------------------
                                                         Amount and      Percent
                                                         Nature of         of
                                                         Beneficial      Common
Certain Beneficial Owners of Common Stock                Ownership        Stock
--------------------------------------------------------------------------------
Dimensional Fund Advisors Inc.                           299,329 (1)      6.08%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Robert W. Baird & Co. Incorporated                       252,860 (2)      5.14%
777 East Wisconsin Avenue
Milwaukee, WI 53202
--------------------------------------------------------------------------------

(1) According to Schedule 13G, dated February 10, 2003, filed with the Securities and Exchange Commission by Dimensional Fund Advisors Inc. Such
      Schedule 13G indicates these shares are owned by advisory clients of Dimensional Fund Advisors Inc., no one of which, to the knowledge of Dimensional Fund Advisors Inc., owns more than 5% of the class. Dimensional Fund Advisors Inc. disclaims any beneficial ownership of these shares.
(2) According to Schedule 13G, dated February 11, 2003, filed with the Securities and Exchange Commission by Robert W. Baird & Co. Incorporated. Such Schedule 13G indicates these shares are owned by advisory clients of Robert W. Baird & Co. Incorporated, no one of which, to the knowledge of Robert W. Baird & Co. Incorporated, owns more than 5% of the class. Robert
      W. Baird & Co. Incorporated disclaims any beneficial ownership of these shares.

      The following table lists, as of March 6, 2003, information relating to the ownership of the Company's Common Stock by each Director and each Executive Officer and by all Directors and Executive Officers as a group. Each individual exercises sole voting and investment power over all of the shares of Common Stock beneficially owned, except as noted below.

                                                                                                      Amount and         Percent
Ownership of Common Stock by Directors and Officers of the Company                                    Nature of            of
-----------------------------------------------------------------------------------------------       Beneficial         Common
Name                                   Position Held                                                 Ownership (1)      Stock (6)
---------------------------------------------------------------------------------------------------------------------------------
Elizabeth A. Bankowski                 Director                                                           250
Nordahl L. Brue                        Chair of the Board                                              15,933 (2)
William H. Bruett                      Director                                                         6,900
Merrill O. Burns                       Director                                                         5,466
Lorraine E. Chickering                 Director                                                         3,148
John V. Cleary                         Director                                                         6,556
David R. Coates                        Director                                                        10,000
Christopher L. Dutton                  President, Chief Executive Officer and Director                 41,011 (3)
Robert J. Griffin                      Controller, Treasurer                                           16,377 (4)
Euclid A. Irving                       Director                                                         3,955
Walter S. Oakes                        Vice President, Field Operations                                10,479
Mary G. Powell                         Senior Vice President and Chief Operating Officer               18,013
Donald J. Rendall, Jr.                 Vice President, General Counsel and Corporate Secretary          3,509
Stephen C. Terry                       Senior Vice President, Corporate and Legal Affairs              18,030 (5)
                                                                                                      -------
All Directors and Executive Officers as a Group                                                       159,627              3.22%
                                                                                                      =======

1) Includes shares that may be acquired within 60 days under the Company's 2000 Stock Incentive Plan as follows: Directors Brue, Cleary, Coates, and Irving 3,000 shares each; Director Chickering 2,000 shares; Directors Bruett and Burns 1,000 shares each; Mr. Dutton 35,000 shares; Mr. Griffin 5,000 shares; Mr. Oakes 8,000 shares; Ms. Powell 15,800 shares; Mr. Rendall 2,500 shares; and Mr. Terry 14,000 shares. Total: 96,300 shares.
2) Mr. Brue owns 12,827 of these shares directly. Of the remaining shares, 105 are owned by Mr. Brue's son; Mr. Brue disclaims any beneficial interest in the 105 shares owned by his son.
3) Mr. Dutton owns 5,900 of these shares directly or in his 401(k) plan. Of the remaining shares, 111 are owned by Mr. Dutton's children for whom Mr. Dutton's wife serves as custodian; Mr. Dutton disclaims any beneficial interest in the 111 shares owned by his children.
4) Mr. Griffin owns 10,864 of these shares directly or in his 401(k) plan. Of the remaining shares, 513 are owned by Mr. Griffin's children; Mr. Griffin disclaims any beneficial interest in the 513 shares owned by his children.
5) Mr. Terry owns 4,020 of these shares directly or in his 401(k) plan. His wife owns 10 of these shares; Mr. Terry disclaims any beneficial interest in the 10 shares owned by his wife.
6) Except as indicated, each person owns less than 1% of Green Mountain Power Corporation Common Stock.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The Company's Directors and Executive Officers are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership (Form
5) and changes in ownership (Form 4) of the Company's Common Stock with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on a review of those reports and written representations from the Directors and Executive Officers, the Company believes that during 2002, all such reporting requirements have been complied with.

                          ITEM I. ELECTION OF DIRECTORS

      The Board currently consists of nine members divided into three classes. Directors in each class serve for three-year terms and at each annual meeting the term of one class expires. The Board has determined that there shall be nine members for the ensuing year. The persons being nominated to serve as Class II Directors are Merrill O. Burns (incumbent director) and Christopher L. Dutton (incumbent director).

      Directors will be elected by a plurality of the votes cast at the Annual Meeting. If elected, all nominees are expected to serve until the 2006 Annual Meeting and until their successors are duly elected and qualified.

      The following table lists each nominee and each continuing Director, his or her principal occupation for the last five years, age and length of service as a Director.

                 NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
                                    CLASS II
                    (Term Expires at the 2006 Annual Meeting)

                                                                                                                    Director Since
                                                                                                                    --------------
Merrill O. Burns            President and Chief Executive Officer of The Simpata Group, an                               1988
                            application service provider of human resources and benefits administration services, since 2002. Self-employed business consultant in the areas of financial services and technology, 2001 to 2002; Group
                            Executive, MarchFirst (internet professional services) and predecessor companies USWEB/CKS and Mitchell Madison Group, 1996 to 2001;
                            Senior Vice President and Executive Corporate Development Officer,
                            BankAmerica Corporation from 1991 to 1996. (Age 56)

Christopher L. Dutton       President, Chief Executive Officer and Chair of the Executive Committee                      1997
                            of the Company since August 1997; Vice President, Finance and
                            Administration, Chief Financial Officer and Treasurer from 1995 to 1997;
                            Vice President and General Counsel from 1993 to 1995; Vice President,
                            General Counsel and Corporate Secretary from 1989 to 1993; Director of
                            Vermont Yankee Nuclear Power Corporation and of Vermont Electric
                            Power Company, Inc.; Director of Vermont Business Roundtable. (Age 54)

        The Board recommends that you vote FOR the nominees listed above.

The following Class III and Class I Directors will continue to serve as Directors of the Company until the expiration of their respective terms.

                                    CLASS III
                    (Term Expires at the 2004 Annual Meeting)

                                                                                                                  Director Since
                                                                                                                  --------------
Nordahl L. Brue          Chair of Franklin Foods Inc., a food processing company, since 1989;                          1992
                         Chair of PKC Corporation, a health care software developer, since 1997;
                         Principal, Howard Opera House Associates and other real estate entities since 1991; Chair and Chief Executive Officer of Bruegger's Corp.
                         (restaurants) from 1997 to 2002; Principal, Champlain Management
                         Services, Inc. (real estate development and management services) since
                         1985;  Director of Vermont  Electric Power Company,  Inc. and Vermont
                         Broadband  Council; Vice Chair and Trustee of Grinnell College. (Age 58)

Lorraine E. Chickering   President of Public Communications of Bell Atlantic Corporation from August                   1994
                         1997 to December 1999; President of Public and Operator Services of Bell
                         Atlantic Corporation from 1993 to 1997; Vice President, Quality, 1993 and
                         Vice President, Operations and Engineering of Chesapeake and Potomac
                         Telephone Company, a subsidiary of Bell Atlantic Corporation, from 1991 to
                         1993. (Age 52)

John V. Cleary           Retired President and Chief Executive Officer of the Company; Chief                           1980
                         Executive Officer, President and Chair of the Executive Committee of the
                         Company from 1983 to 1993. (Age 74)

Euclid A. Irving         Partner, Paul, Hastings, Janofsky & Walker, LLP, Attorneys, New York, New                     1993
                         York, since 1990; Member of the Board of Trustees of the University of
                         Virginia Law School Foundation. (Age 50)

                                     CLASS I
                    (Term Expires at the 2005 Annual Meeting)

                                                                                                                  Director Since
                                                                                                                  --------------
William H. Bruett        Retired Senior Vice President, Group Product Manager of UBS PaineWebber,                      1986
                         Inc., a financial services company, from 1990 to 2001; Director of
                         PaineWebber Trust Co. and Chair of PaineWebber International Bank Ltd.,
                         London, subsidiaries of UBS AG, from 1990 to 2001; President of Chittenden
                         Corp. from 1983 to 1990; Director of Shelburne Farms, Inc.; Trustee of The
                         Windham Foundation. (Age 59)

David R. Coates          Executive Vice President of New England Culinary Institute, a culinary                        1999
                         education institution, since 2002; Retired Partner, KPMG Peat Marwick;
                         Partner KPMG Peat Marwick from 1987 to 1993; Business Consultant and
                         Advisor; Chair of the Key Bank District Advisory Board since 1995; Director of National Life of Vermont and of Union Mutual Fire Insurance Company;
                         Member of the Governor's Council of Economic Advisors, the State of Vermont
                         Debt Affordability Advisory Committee and Vermont Municipal Bond Bank;
                         Trustee of the Shelburne Museum (Age 65)

Elizabeth A. Bankowski   Self-employed business consultant in the area of corporate social                             2002
                         responsibility; Senior Director of Ben and Jerry's Homemade, Inc. from
                         January 1991 to June 2001; Member of President Clinton's Transition Team
                         (in Economics Cluster) in 1992; Chief of Staff for Governor Madeleine M.
                         Kunin from 1984 to 1990; Trustee of The Windham Foundation, Director of The
                         Trust Company of Vermont, Trustee of the Ben and Jerry's Foundation. (Age
                         55)

                            BOARD COMPENSATION, MEETINGS, and COMMITTEES

Compensation

      Non-employee Directors receive an annual fee of $12,500. In addition to the annual fee, the Chair of the Board receives an annual fee of $30,000. In addition to the annual fee, the Chairs of the Governance and Compensation Committees each receive an annual fee of $3,000 and the Chair of the Audit Committee receives an annual fee of $5,000. Directors also receive $1,000 for each Board, committee or other meeting attended in person, $850 for a committee meeting held on the same day as a Board meeting, or one-half the regular fee paid for each meeting attended by telephone. We reimburse directors for reasonable expenses related to their Board service. Directors may defer all or part of their annual fee and meeting fees under the Directors Deferred Compensation Plan. Deferred amounts earn interest and the Director may determine at the time of the deferral, or in limited instances thereafter, when the funds are to be paid.

      In August 2000, non-employee Directors were each awarded options to purchase 2,000 shares of the Company's Common Stock at an exercise price of $7.90 per share, vesting over a two-year period beginning August 22, 2000. Non-employee Directors were not awarded any options during 2001. In February 2002, non-employee Directors were each awarded options to purchase 2,000 shares of the Company's Common Stock at an exercise price of $18.33 per share, vesting over a two-year period beginning February 1, 2003, with the exception of Elizabeth A. Bankowski, who was elected to the Board in May 2002. Ms. Bankowski was awarded options to purchase 2,000 shares of the Company's Common Stock at an exercise price of $18.95 per share, vesting over a two-year period beginning May 16, 2003.

Board Meetings

      In 2002, the Board held eight regular and three special meetings. Each Director attended not less than 75 percent of his or her Board and committee meetings.

Board Committees

      The current standing committees of the Board are:

      The Executive Committee exercises all the powers of the Board in the management of the current and ordinary business of the Company, except as otherwise provided by law. The Executive Committee held one meeting during 2002.
Members: Christopher L. Dutton, Chair, Nordahl L. Brue, William H. Bruett and David R. Coates.

      The Audit Committee advises the Board on internal and external audit matters affecting the Company, including accounting policies and financial reporting matters and recommendations of the appointment of independent auditors of the Company. The Audit Committee reviews with such auditors the scope and results of their examination of the Company's financial statements. It also reviews the scope of internal audits and receives, reviews and takes action deemed appropriate with respect to audit reports submitted and other audit matters. In addition, the Audit Committee reviews the presentation of the Company's financial results. It also reviews the Company's systems of internal controls designed to improve the reliability of financial reporting and compliance with applicable laws and regulations. The Audit Committee held nine meetings in 2002. All members are independent directors, as defined in the rules of the New York Stock Exchange, the exchange on which shares of the Company's Common Stock are listed. Members: Euclid A. Irving, Chair, William H. Bruett, Merrill O. Burns, John V. Cleary and David R. Coates.

      The Governance Committee recommends to the Board persons selected by the Committee for nomination to the Board. It also reviews organizational plans and activities to assure the development and continuity of management leadership and oversees the proper governance of the Company. The Governance Committee held five meetings in 2002. All members are non-employee Directors. Members: William
H. Bruett, Chair, Elizabeth A. Bankowski, Nordahl L. Brue, Lorraine E. Chickering and John V. Cleary.

      The Compensation Committee is charged with the responsibility of reviewing and making recommendations to the Board regarding the annual salaries of officers and incentive awards pursuant to the 2000 Stock Incentive Plan. It also recommends to the Board any appropriate revisions to the compensation of officers and assists the Board in discharging its responsibilities in connection with the compensation of officers. The Compensation Committee held five meetings in 2002. All members are non-employee Directors. Members: Merrill O. Burns, Chair, Elizabeth A. Bankowski, Lorraine E. Chickering and Euclid A. Irving.

      The Strategic Issues Committee (i) evaluates the advantages and disadvantages of possible strategic transactions and business combinations involving the Company, and presents its findings and recommendations to the Board for its consideration and (ii) reviews such other matters as the Board may request from time to time. The Strategic Issues Committee held no meetings in 2002. All members are non-employee Directors. Members: Nordahl L. Brue, Chair, Lorraine E. Chickering, David R. Coates and Euclid A. Irving.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

      The following table summarizes the compensation the Company paid the President and Chief Executive Officer and each of the four other most highly compensated executive officers as of the end of 2002, 2001, and 2000.

                                                                                          ----------------------------
                                                                                             Long-Term Compensation
----------------------------------------------------------------------------------------------------------------------
                                                        Annual Compensation(1)               Awards
                                                  ---------------------------------------------------------------------------------
                                                                             Other(2)      Restricted       Stock        All Other
                                                                              Annual      Stock Awards      Option     Compensation
Name and Principal Position              Year      Salary        Bonus     Compensation        (3)       No. of shares      (4)
-----------------------------------------------------------------------------------------------------------------------------------
Christopher L. Dutton                    2002     $299,229     $ 30,000      $    677           0                --      $ 11,794
President and Chief Executive Officer    2001     $257,686     $     --      $    799           0                --      $  9,445
                                         2000     $229,615     $     --      $    120           0            90,000      $  8,235
-----------------------------------------------------------------------------------------------------------------------------------
Mary G. Powell                           2002     $199,300     $ 20,000      $     --           0                --      $  6,830
Senior Vice President and                2001     $163,463     $     --      $     --           0                --      $  6,412
Chief Operating Officer                  2000     $153,361     $     --      $     --           0            40,000      $  6,486
-----------------------------------------------------------------------------------------------------------------------------------
Stephen C. Terry                         2002     $179,782     $ 20,000      $    375           0                --      $  8,530
Senior Vice President, Corporate and     2001     $166,854     $     --      $    600           0                --      $  8,242
Legal Affairs                            2000     $161,769     $     --      $     --           0            40,000      $  4,567
-----------------------------------------------------------------------------------------------------------------------------------
Walter S. Oakes                          2002     $134,800     $ 10,000      $    214           0                --      $  5,843
Vice President, Field Operations         2001     $124,485     $     --      $    331           0                --      $  5,515
                                         2000     $118,849     $     --      $     --           0            40,000      $  5,886
-----------------------------------------------------------------------------------------------------------------------------------
Donald J. Rendall, Jr. (5)               2002     $125,965     $ 10,000      $     --           0             5,000      $     --
Vice President, General Counsel          2001     $     --     $     --      $     --           0                --      $     --
and Corporate Secretary                  2000     $     --     $     --      $     --           0                --      $     --
-----------------------------------------------------------------------------------------------------------------------------------

(1) Amounts shown include base salary earned by the Officers, as well as amounts earned but deferred at the election of the Officers.
(2) The amounts shown in this column represent dividends paid on restricted shares awarded under the Compensation Program and interest on deferred compensation for amounts above 120% of the applicable federal long-term rate.
(3) No restricted share awards were made for 2000, 2001, or 2002. See Compensation Committee Report on Executive Compensation. Quarterly dividends are paid on the shares and reported as part of Other Annual Compensation. At December 31, 2002, there were no outstanding restricted shares.
(4) The total amounts shown in this column for the last fiscal year consist of the following: (i) Premiums attributable to Company-owned life insurance policies: Mr. Dutton $1,740, Ms. Powell $396, Mr. Terry $1,339 and Mr. Oakes $451-. (ii) Company matching contributions to the Employee Savings and Investment Plan: Mr. Dutton $10,054, Ms. Powell $6,434, Mr. Terry $7,191 and Mr. Oakes $5,392.
(5) Mr. Rendall joined the Company March 1, 2002; therefore, the 2002 total represents a partial year.

      On April 1, 2002, the Company granted 5,000 options to Mr. Rendall that vest over a two-year period beginning on April 1, 2003.

-----------------------------------------------------------------------------------------------------------------------
                                 Number of       Percent of Total         Exercise
            Name and              Options        Options Granted            Price        Expiration    Options Value at
       Principal Position         Granted      Employees During 2002    ($ per share)       Date          Grant Date
                                    (1)                                                                       (2)
-----------------------------------------------------------------------------------------------------------------------
Donald J. Rendall, Jr.
Vice President, General Counsel    5,000                6.3%              $  18.33        4/1/2012         $ 11,665
and Corporate Secretary
-----------------------------------------------------------------------------------------------------------------------

(1) The options granted to Mr. Rendall during 2002 vest ratably over a two-year period beginning April 1, 2003.
(2) The Company has used the Black Scholes option pricing methodology to determine the value of stock issued at the grant date. The variables utilized to derive the option values include a risk free interest rate of
      4.5 percent, an option expected life of seven years and a volatility factor of approximately 17 percent on an annual basis.

      The following table presents stock options exercised and unexercised by the Company's Executive Officers. All options, other than those granted to Mr. Rendall, were granted during 2000 and vest over a four-year period beginning August 22, 2000, the date of grant. The percentage of options vesting for the first through the fourth years is 30 percent, 20 percent, 20 percent and 30 percent, respectively.

-------------------------------------------------------------------------------------------------------------------------------
Stock Options Exercised and Unexercised in Last Fiscal Year

                                          (1)            (2)                                            (2)            (2)
                                                                    Number of shares underlying        Value of in-the-money
                                         Shares                         unexercised options             unexercised options
                                       Acquired on      Value          at December 31, 2002            at December 31, 2002
      Name and                          Exercise      Realized     -----------------------------   ----------------------------
   Principal Position                     (#)            ($)       Exerciseable   Unexerciseable   Exerciseable  Unexerciseable
-------------------------------------------------------------------------------------------------------------------------------
Christopher L. Dutton                    10,000        117,500         35,000         45,000         $457,450       $588,150
President and
Chief Executive Officer

Mary Powell                               1,200         15,320         15,800         20,000         $206,506       $261,400
Senior Vice President and
Chief Operating Officer

Stephen C. Terry                              0              0         14,000         20,000         $182,980       $261,400
Senior Vice President,
Corporate and Legal Affairs

Walter S. Oakes                          12,000        152,280          8,000         20,000         $104,560       $261,400
Vice President, Field Operations

Donald J. Rendall, Jr                         0              0              0          5,000         $      0       $ 14,200
Vice President, General Counsel
and Corporate Secretary
-------------------------------------------------------------------------------------------------------------------------------

(1) Represents the number of options exercised during 2002 by the respective officer.
(2) The unexercised option values are calculated by determining the difference between the end of year share price and the exercise price of the options multiplied by the number of unexercised options. The exercised option values are calculated by determining the difference between the date of exercise share price and the exercise price multiplied by the number of exercised options. The exercise price of $18.33 (Mr. Rendall) and $7.90 (all others) per share for all the unexercised options is below the current market price of the Company's Common Stock.

      The following table presents the total number of shares of Company Common Stock that would be issued upon the exercise of all options outstanding at December 31, 2002, the exercise price of those shares and the number of options authorized for future issuance.

                      EQUITY COMPENSATION PLAN INFORMATION

-----------------------------------------------------------------------------------------------------------------------
                                              (a)
                                           Number of                                              Number of
                                        securities to be           Weighted-average     securities remaining available
                                          issued upon             exercise price of    for future issuance under equity
                                     exercise of outstanding         outstanding         compensation plans (excluding
                                        options, warrants         options, warrants     securities reflected in column
                                           and rights                 and rights                     (a))
-----------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by                                 365,800                    $ 11.23                     63,550
security holders
-----------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by                                   N/A                         N/A                        N/A
security holders
-----------------------------------------------------------------------------------------------------------------------
Total                                       365,800                    $ 11.23                     63,550
-----------------------------------------------------------------------------------------------------------------------

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

      The Compensation Committee (the "Committee") of the Board is comprised only of non-employee Directors. The Committee is responsible for:

*     recommending executive compensation plans to the Board;
*     administering executive compensation plans as authorized by the Board;
* recommending compensation levels for the Officers of the Company, including the Chief Executive Officer;
* administering the 2000 Stock Incentive Plan for all employees as authorized by the Board; and
* considering all executive compensation issues and recommending such issues to the Board for approval.

      This is the report of the Committee describing the Compensation Program and the basis upon which the 2002 compensation determinations were made. During 2000, the 2000 Stock Incentive Plan was approved by shareholders and Green Mountain Power Corporation stock options were granted. We believe that the 2000 Stock Incentive Plan is consistent with creating value for customers and shareholders, successfully attracting and retaining employees, and rewarding appropriate employees for creating such value.

Compensation Philosophy

      It is our philosophy that executive compensation should be competitive in the marketplace, promote the strategic objectives of the Company and be aligned with corporate performance. Total cash compensation for executives should compare favorably with organizations competing for similar talent. The compensation arrangement for Officers is designed to meet these objectives.

Base Salary

      Base salaries are intended to provide a competitive rate of fixed compensation. Base salary levels are assessed annually by Watson Wyatt by compiling and analyzing salary information from various survey sources, including the Watson Wyatt 2002/2003 Top Management Industry Survey Report, the Towers Perrin 2001 Executive Compensation Energy Services Survey, and the William Mercer 2002 Executive Compensation Survey. We select companies from the surveys which are of similar size or have other operating characteristics similar to the Company. We believe these companies are representative of the Company's main competition for executive talent. In addition to the published survey sources, Watson Wyatt gathers data from a designated peer group to provide a closer review of Vermont companies and utilities of similar size and scope. Consequently, the compensation survey groups include companies that are different from the companies in the Edison Electric Institute 100 and the S&P 500 Composite Index used for the Performance Graph.

      In December 2002, the Compensation Committee recommended and the Board approved base salary adjustments for the Chief Executive Officer and five other officers of the Company, effective January 2003. Salary adjustments for the Chief Executive Officer and five other officers were based upon market levels of base salary compensation and other performance criteria, including the first mortgage bond credit rating upgrades received by the Company, attainment of the Company's allowed rate of return on equity on regulated operations, improvement in a number of customer service related performance measurements, and the performance of the Company's Common Stock during 2002. Also in December 2002, the Compensation Committee, in light of the excellent financial and operating performance of the Company, elected to award cash bonuses to the Executive Officers of the Company, as indicated in the executive compensation table above.

The 2000 Stock Incentive Plan

      In September 2002, the Compensation Committee approved awards for the entire employee population of the Company, excluding Officers and Directors, and any newly hired employees who had previously received awards during 2002. As of December 31, 2002, the Company had 365,800 incentive stock options outstanding out of the original 500,000 authorized for the 2000 Stock Incentive Plan.

      The purpose of the 2000 Stock Incentive Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee Directors capable of contributing to the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company and to afford such persons an additional opportunity to acquire a proprietary interest in the Company.

Conclusion

      We believe the Company's executive compensation program appropriately aligns executive compensation with individual and corporate performance and increases in shareholder value, is competitive with the market and is sensitive to the concerns of customers, shareholders and other constituencies.

                             Compensation Committee

        Merrill O. Burns, Chair                   Elizabeth A. Bankowski
        Lorraine E. Chickering                    Euclid A. Irving

                                PERFORMANCE GRAPH

      The following performance graph presents the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, as compared to the cumulative total returns of the Standard and Poor's 500 Stock Index and that of the members of Edison Electric Institute's Index.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
          AMONG GREEN MOUNTAIN POWER CORPORATION, THE S & P 500 INDEX
                   AND THE EEI INVESTOR-OWNED ELECTRICS INDEX

                           [PERFORMANCE CHART OMITTED]

                    12/97      12/98      12/99      12/00      12/01      12/02
                  --------------------------------------------------------------
GMP               $100.00    $ 61.30    $ 45.92    $ 82.07    $126.73    $147.13
EEI INDEX          100.00     113.89      92.71     137.18     125.12     106.65
S&P 500            100.00     128.58     155.64     141.46     124.65      97.10

      *Assumes $ 100.00 invested on December 31, 1997and dividends reinvested quarterly. Historical performance does not necessarily predict future results.

                   PENSION PLAN INFORMATION AND OTHER BENEFITS

Pension Plan Information

      All employees are covered by the Employees' Retirement Plan of Green Mountain Power Corporation the ("Retirement Plan") if they have been employed for more than one year. The Retirement Plan is a defined benefit plan providing for normal retirement at age 65. Provided that a participant has at least ten years of continuous service, early retirement may be taken beginning the first day of any month following the attainment of age 55. If retirement occurs prior to age 59, benefits are reduced as shown in the table below:

                  Age at Retirement          Reduction of Benefits
                  -----------------          ---------------------
                         58                           7.5%
                         57                          15.0
                         56                          22.5
                         55                          30.0

      For employees with at least five but less than ten years of continuous service who commence benefits before age 65, benefits are actuarially reduced. If retirement occurs after age 59 and completion of at least 10 years of continuous service, the full accrued benefit is payable.

      Retirement benefits are based on final average base compensation and length of service. Final average base compensation is the average of the compensation (limited to base salary for Officers, as shown in the Salary column of the Summary Compensation Table for the Officers named in this proxy statement, and straight-time payroll wages for other employees) for the highest 36 consecutive fiscal months out of the final ten years of employment. The normal retirement benefit is equal to 1.1% of the final average compensation up to the covered compensation amount plus 1.6% of final average base compensation over covered compensation multiplied by each year of credited service up to 35 years. Retirement benefits are not subject to any deductions for Social Security or other offset amounts.

      The following table shows the estimated annual pension benefit payable pursuant to the Retirement Plan to all covered employees, including the Officers named in this proxy statement, for the average compensation and years of service indicated. It assumes retirement at age 65 and an election of a retirement allowance payable as a life annuity. The retirement benefits in connection with the separate life insurance plan referred to below are in addition to those described in the table.

---------------------------------------------------------------------------------------------------------------------------
 PENSION PLAN TABLE
 Annual Average Base                                            Estimated Annual Retirement Benefits
 Compensation highest                                           At Normal Retirement Age of 65 Years
36 Consecutive Fiscal                                                Credited Years of Service
Months of the Last 10
  Years Preceeding             --------------------------------------------------------------------------------------------
    Retirement**                             15                20                25                30             35 & over
---------------------------------------------------------------------------------------------------------------------------
$               80,000                  $   16,410       $    21,880       $    27,350       $    32,820        $    38,290
               100,000                      21,210            28,280            35,350            42,420             49,490
               120,000                      26,010            34,680            43,350            52,020             60,690
               140,000                      30,810            41,080            51,350            61,620             71,890
               160,000                      35,610            47,480            59,350            71,220             83,090
               170,000                      38,010            50,860            63,350            76,020             88,690
               200,000                      45,010            60,280            75,350            89,820            105,090
---------------------------------------------------------------------------------------------------------------------------

      Credited years of service (including service credited with other companies), as of December 31, 2002, for each of the Officers named in this proxy statement were as follows: C. L. Dutton 16.8 years; M.G. Powell 2.8 years; S.C. Terry 15.8 years; W. S. Oakes 35 years; and D. J. Rendall, Jr. 0 years.

** Compensation cap was $170,000 for 2000 and 2001, and $200,000 for 2002.

Supplemental Retirement Plan

      In addition to the Retirement Plan described above, all the Officers, including the Officers named in this proxy statement, participate in a Supplemental Retirement Plan. The plan provides retirement and survivor's benefits for a period of fifteen years following retirement. The benefits are a percentage of the Officer's final salary:

             44% for the most senior Officer;
             33% for the next most senior Officers; and 22% for the third most senior Officers.

      The retirement benefits are partially covered by the life insurance coverage that we have obtained (see below). The cost of this plan cannot be properly allocated or determined for any one plan participant because of the overall retirement plan assumptions. We are recording the estimated cost of the supplemental retirement plan benefits on a current basis and the income from the life insurance coverage as it is earned.

Life Insurance Plan

      The Officers participate in a related life insurance plan. Under this plan, we have purchased insurance on the lives of the Officers to provide pre-retirement life insurance benefits to them in an amount equal to four times salary for the most senior Officer, three times salary for the next most senior Officers, and two times salary for the third most senior Officers. The life insurance benefits are designed so that the Company does not expect to incur any significant net expense in providing the pre-retirement insurance plan. The life insurance policies also are intended to cover in part the supplemental retirement benefits described above.

Deferred Compensation Plan

      Officers may participate in a Deferred Compensation Plan under which they may elect to defer a portion of their salaries. Amounts deferred are credited to a separate account for each participant. The balance in a participant's account, plus accrued interest, will be paid to him or her, or to his or her beneficiary according to their election form.

2000 Stock Incentive Plan

      The 2000 Stock Incentive Plan provides for the grant of stock options and other stock-based compensation to employees, Officers and Directors. The Compensation Committee administers the 2000 Stock Incentive Plan and determines when and to whom awards will be granted and the type, amount, terms of payment and other terms and conditions of each award, consistent with the provisions of the 2000 Stock Incentive Plan. As of December 31, 2002, there were approximately 200 employees, Officers and Directors who were eligible to be selected by the Compensation Committee to receive an award under the 2000 Stock Incentive Plan.

Change of Control Agreements

      Change of Control agreements have been executed with six members of management, including the Officers named in this proxy statement. If within three years following a change of control of the Company, the Officer's employment is involuntarily terminated without cause or is voluntarily terminated by the Officer with good reason, the agreements provide affected individuals with:

*     Payments of 2.99 times the base salary of the individual;
* Continuation for 36 months of health, medical and other insurance programs;
* Payment of an amount equal to the actuarial value of up to 36 months of additional credited service under the Retirement Plan;
* Full vesting and payment in a lump sum of any Supplemental Retirement benefits that the individual is otherwise entitled to upon termination; and
* All Options and Stock Appreciation Rights outstanding shall become fully vested and exercisable.

      As defined in the agreements, "change of control of the Company" will have occurred when:

* A person secures ownership of 20% or more of the voting power of the outstanding stock of the Company;
* A change occurs in the majority of the Board for two consecutive years, which has not been approved by the Directors in office at the beginning of the period; or
* Shareholders approve a merger or consolidation of the Company with another company where the outstanding voting stock of the Company does not continue to represent at least 80% of the combined voting power of the Company or the surviving company.

      Individuals may terminate employment following a change in control "with good reason" if:

* The individual is assigned duties inconsistent with the duties before the change in control;
* The headquarters are relocated more than 50 miles from the present location;
* The individual is required to relocate more than 50 miles from the present location;
* Compensation or benefits are reduced or adversely affected other than as part of an overall adjustment of executive compensation or benefits;
* The Company fails to obtain an agreement from its successor to perform under the change of control agreements;
* The Company fails to offer the individual any compensation plan provided to other executives of similar responsibility;
* The Company eliminates or materially reduces or jeopardizes the ability of the Company to fulfill its obligations under certain executive benefit plans; or
* The executive resigns within the 30 days immediately after the first 12 months following a change of control, or if the change of control occurs pursuant to shareholder approval of a merger or consolidation as described above, then the resignation must occur within the 30 days immediately after the first 12 months following the closing of such merger or consolidation.

      The Board has limited discretion to determine whether a change of control of the Company has taken place.

                             AUDIT COMMITTEE REPORT

      The Audit Committee is composed of five independent directors and operates under a written charter adopted by the Board. The Audit Committee recommends to the Board the selection of the Company's independent accountants. Management is responsible for the Company's disclosure controls, internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and to report thereon to the Board. In this context, the Audit Committee has met and held discussions with management and Deloitte & Touche LLP, the Company's independent accountants.

      Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepting accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Deloitte & Touche.

      The Audit Committee has discussed with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Accounting Standards), including the scope of the auditor's responsibilities.

      The Audit Committee also has received the written disclosures and the letter from Deloitte & Touche relating to the independence of that firm and has discussed with Deloitte & Touche that firm's independence from the Company.

      Based upon the Audit Committee's discussions with management and Deloitte & Touche and the Audit Committee's review of the representation of management and the report of Deloitte & Touche to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

      The Audit Committee reviews with management and the independent accountants the results of the independent accountant's review of the unaudited financial statements that are included in the Company's quarterly reports on Form 10-Q. Effective February 7, 2003, a written policy was adopted whereby the Audit Committee preapproves the performance of any significant non-audit services by the Company's independent accountants in addition to reviewing the fees charged by the Company's independent accountants. During the fiscal year ended December 31, 2002, Deloitte & Touche billed the Company the fees set forth below in connection with services rendered by that firm to the Company.

      The Audit Committee meets regularly with both the independent external auditors and the accounting firm and individuals responsible for the internal audit function, all of whom have unrestricted access to the Audit Committee. These meetings include an executive session without management present. The Audit Committee believes that it has taken the actions it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee's written charter. Audit Committee members are independent based on the applicable definitions promulgated in the Securities and Exchange Commission rules, and have not accepted any consulting or advisory fees from the Company.

Change in Certifying Accountant

      On June 27, 2002, based upon the recommendation of the Audit Committee and approved by the Board, the Company terminated the engagement of Arthur Andersen LLP and retained Deloitte & Touche as its independent public accountants with respect to the audit of the Company's consolidated financial statements for its fiscal year ending December 31, 2002.

      Arthur Andersen's report on the Company's consolidated financial statements for the year ended December 31, 2001, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

      During each of the years ended December 31, 2001 and 2000, and during the subsequent interim period preceding the replacement of Arthur Andersen, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements for such periods.

      The Company provided Arthur Andersen with a copy of the above disclosures, which were set forth in the Company's current report on Form 8-K filed with the SEC on June 28, 2002. Arthur Andersen's letter, dated June 28, 2002, stating its agreement with the above statements was filed as an exhibit to the Form 8-K.

      During the Company's fiscal years ended December 31, 2000 and 2001, and during the subsequent interim period preceding the replacement of Arthur Andersen on June 27, 2002, the Company did not consult with Deloitte & Touche regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

Audit Fees

      Aggregate fees billed by Arthur Andersen LLP and Deloitte & Touche for the Company's annual audit and for the reviews of the Company's quarterly financial statements totaled $60,662 and $70,000, respectively, for the year ended December 31, 2002.

Financial Information Systems Design and Implementation Fees

      For the fiscal year ended December 31, 2002, there were no fees paid to Deloitte & Touche or Arthur Andersen LLP for professional services rendered in connection with financial information systems design and implementation.

All Other Fees

      Aggregate fees billed by Deloitte & Touche and Arthur Andersen LLP for other services rendered, other than the services described above under "Audit Fees," totaled $ 46,361 and $6,050, respectively, for the year ended December 31, 2002, all of which related to tax services.

      The Audit Committee has considered whether the provision of the services discussed above, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," by the Company's principal external auditor is compatible with maintaining auditor independence.

                             Audit Committee Members

         William H. Bruett                            David R. Coates
         Merrill O. Burns                             John V. Cleary
         Euclid A. Irving, Chair

                  DESIGNATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Year 2003 Audit Services

      On February 10, 2003, the Board of Directors appointed theofDeloitte & Touche to serve as firm independent certified public accountants for the calendar year 2003. The appointmentwas made upon the recommendation of the Audit Committee. We expect a representative ofDeloitte & Toucheto attend the Annual Meeting of Shareholders, respond to appropriate questions and be given an opportunity to speak if he or she desires.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

      From time to time, shareholders seek to nominate directors or present proposals for inclusion in the proxy statement and form of proxy for consideration at the annual meeting. To be included in the proxy statement or considered at an annual or any special meeting, you must submit nominations of directors or proposals, at the appropriate time, in addition to meeting other legal requirements. We must receive proposals for inclusion in the proxy statement for the 2004 annual meeting, which is expected to take place on Thursday, May 14, 2004, no later than November 28, 2003. In addition, if we receive notice of a shareholder proposal after February 14, 2004, the persons named as proxies in the proxy statement for the 2004 Annual Meeting will have discretionary voting authority to vote on such proposal at the 2004 Annual Meeting. Direct any proposals to the undersigned.

                                 OTHER BUSINESS

      The Board of Directors knows of no other matters for consideration at the meeting. If any other business should properly arise, the persons appointed in the enclosed proxy have discretionary authority to vote in accordance with their best judgment.

      The 2002 Annual Report to Stockholders and the Company's Securities and Exchange Commission filing on Form 10-K are hereby incorporated by reference.

                                              By Order of the Board of Directors


                                              /s/ Donald J. Rendall, Jr.

                                              Donald J. Rendall, Jr.
                                              Secretary

                      PLEASE VOTE - YOUR VOTE IS IMPORTANT

This proxy, when properly executed, will be voted in the        Please
manner directed herein by the undersigned shareholder or        Mark Here
absent instruction will be voted FOR Item 1. Unless             for Address  |_|
authority to vote for any matter or director is withheld,       Change or
authority to vote for such nominee or matter will be deemed     Comments
granted.                                                        SEE REVERSE SIDE

                                                            FOR       WITHHELD
                                                                      FOR ALL
Item 1. Election of the following nominees as               |_|         |_|
        Directors: Class II:

      01 Merrill O. Burns
      02 Christopher L. Dutton

      To serve until the 2006 annual meeting of shareholders and until their successors shall have been elected and qualified.

Withheld for the following nominees(s) only, print name(s):

________________________________________________________________________________

Item 2. To vote on such other matters as may properly come before the Annual Meeting and any and all adjournments thereof. Management knows of no other matters to be brought before the Annual Meeting; however, the persons named as proxy holders and their substitutes will vote in accordance with their best judgment if any other matters are properly brought before the Annual Meeting.



Signature_______________________Signature_______________________Date____________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        GREEN MOUNTAIN POWER CORPORATION
                                 163 Acorn Lane
                           Colchester, Vermont 05446

      The undersigned hereby appoints Christopher L. Dutton and Donald J. Rendall, Jr. as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Green Mountain Power Corporation held of record by the undersigned on March 20, 2003, at the Annual Meeting of Shareholders to be held on May 15, 2003, or any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^